UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

www.CoveStreetFunds.com

Cove Street Capital
Small Cap
Value Fund

ANNUAL REPORT | September 30, 2013

THIS PAGE INTENTIONALLY LEFT BLANK

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

DEAR FELLOW SHAREHOLDER:

As we look back at our fiscal year, we certainly did not begin the year expecting the level of absolute performance we achieved for the Cove Street Capital Small Cap Value Fund (“the Fund”), as it comes off the back of a strong previous year. We are believers in a rough sort of mean reversion, which essentially states that exceptional performance in some ways “steals” from future performance—just as difficult near-term performance in some ways could represent pent-up future performance. This statement of course presupposes personnel consistency in your fund’s investment advisor as well as no noticeable diminution of his/her mental abilities. With all the usual caveats and legal disclaimers, we are bullish on the latter sentence but somewhat cautious vis-à-vis the mean reversion.

TOTAL RETURN (%) as of September 30, 2013  | Symbol CSCSX

	3	YEAR	1	3	5	10	INCEPTION
	MONTH	to DATE	YEAR	YEAR	YEAR	YEAR	(9/30/98)
Cove Street Capital Small Cap Value Fund	10.14	23.79	27.74	20.67	17.92	8.39	11.76
Russell 2000® Index	10.21	27.69	30.06	18.29	11.15	9.64	8.91
Russell 2000® Value Index	7.59	23.07	27.04	16.57	9.13	9.29	9.80
Russell 2500™ Value Index	6.43	22.50	27.58	17.12	11.07	10.03	10.32

Performance shown for the period September 30, 1998 to January 20, 2012 reflects performance for Cove Street Capital Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Effective September 10, 2013, the Investor Class eliminated all sales charges on purchases. Prior to that date, purchases were subject to a maximum sales charge of 3.50%. The returns shown for the Investor Class do not reflect any sales charges. If they had, the returns would be lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 2.22%. Investment performance reflects contractual fee waivers in effect through 5/31/14 to keep the expense ratio (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) at or below 1.69% (Expense Cap). In the absence of such fee waivers, total return would be reduced.

The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Looking backward for a moment, there have been four large contributors to our performance over the past few years. With a hint of modesty, we would first note a focused investment team, supported by first class administrative partners and associates who are operating in a thoughtful and supportive environment that is dedicated to performance. That may sound somewhat cheesy, but I have been around long enough to know how often such a structure is the exception rather than the rule. Having a cohesive team might not always help, but I can assure you that in a difficult environment, not having one will always hurt. We stick to a disciplined process of searching for, diligencing, and purchasing undervalued businesses, and when pricing becomes extreme, we sell them. It’s fiendishly simple.

The second factor can generally be termed “fewer mistakes.” We are sometimes in awe of how a perfectly reasonable decision to purchase a reasonable business at a solid value turns into a multi-year, multi-bagger. Try as we might, it

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

remains difficult to bottle the secret sauce that differentiates the wonderful from the solid. Mistakes on the other hand, are mostly “reverse engineered” from the start. Good research and process is likely to produce favorable returns if you are able to identify what is likely to go wrong if something actually goes wrong. Mistakes thus result from making an incorrect decision with the information at hand, an outcome that is obviously not ideal; but occasionally being wrong can support the forward movement of process toward further success. In other words, we learn something. In other words, good performance is as much about the avoidance of large mistakes as it is picking winners. We have managed to keep our mistakes to a handful—we will note them in more detail below.

The third and fourth issues are tied at the hip. The Federal Reserve’s determination to keep interest rates lower than a market clearing rate (3) has finally bludgeoned a marginal chunk of investment dollars to move toward equity investment and away from risk adverse assets (4). While all else being equal is usually a preface to what is about to be an inaccurate assumption, I continue to stand behind the statement that the world is still fearful and sees the next Lehman Brothers behind every less than cheery headline. Under the fear and greed pendulum, equity markets seem to be locked in the middle, which is not suggestive of a 2007 world on the verge of impending pain. On the other hand, no one likes a world with rising interest rates and whatever silly word you would like to make into a verb to describe an inflection point in Federal Reserve policy, it is just another name for rising interest rates. While I can rant until I am blue in the face that we do not “present value” companies using 1% discount rates, my 29 years in the investment business—that encompasses tens of thousands of pages of reading financial history of the prior 80 years—is very clear: “equity markets” like falling rates more than rising rates. This inflection in Federal Reserve policy which is INEVITABLE will produce Sturm und Drang that could derail intermediate term progress in many stock prices, including our own. Enough said.

WHAT HAPPENED 1-Year ending September 30, 2013  | Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
5 CONTRIBUTORS	(%)	(%)	(%)
LIVE NATION ENTERTAINMENT	3.61	113.83	3.23
CROSSTEX ENERGY	4.22	53.44	2.43
SPARTECH 0.20 53.31 2.01 SEALED AIR	1.45	57.72	1.69
HARMAN INTERNATIONAL INDUSTRIES	1.26	53.29	1.50
5 DETRACTORS	(%)	(%)	(%)
CENTRAL GARDEN & PET CO – CL A	2.72	-45.20	-2.13
ARTIO GLOBAL INVESTORS	0.62	-32.03	-1.03
AVID TECHNOLOGY 2.62 -35.62 -0.74
BARNES & NOBLE	0.98	-18.49	-0.63
APPROACH RESOURCES	5.61	-12.03	-0.53

The 5 Contributors measure the top five contributors to the portfolio’s total return and the 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the one year period ending September 30, 2013. Return is the total return for each included company over the course of the one year period ending September 30, 2013. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the one year period ending September 30, 2013.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

We have touched on most of our “detractors” in previous quarterly Letters to Shareholders. Approach Resources remains our largest portfolio position at basically a breakeven cost position. Our detailed research continues to support a net asset value “easily” 50% higher than the current share price with optionality to become a huge winner. If I told you I buried $3 billion in cash but you only have the muscle to dig up $125mm a year, would you value me at the former or the latter number? “Wall Street” is choosing something closer to the former; we lean toward the latter. The Permian region of Texas has become a “crowded neighborhood” in the words of the CEO, and Approach has been toiling away in the Southern Permian since 2004 with a land cost 1/20th of some of the newer entrants’ cost. The CEO receives $40mm in a “change in control.” We like our position.

Avid Technology (AVID) is a work in progress. We originally saw a mission critical software company for media and music production that was in the midst of what we thought was a very important strategic move to get out of the consumer business. The goal was to focus on its high-end, technically demanding customer base and raise margins to reasonable levels. What has happened on the way to the bank is an accounting gaffe regarding warranty and service accounting that is producing a restatement of tens of thousands of “sales,” forcing AVID to shift the timing of the accounting recognition of said transactions. This process is long, expensive and embarrassing, none of which helps outside investors. It has also produced a new CEO and CFO, an outcome that we would speculatively argue is a positive. Unfortunately, this is a forward-looking statement if there ever was one, since the company has been living in a cave for most of the year. We see this is a big opportunity when there is visibility, but in the meantime we have been “early.”

Live Nation was our biggest winner and one of our biggest positions this past year and we frankly did not see it coming to this degree. What we did see was a strong cyclical year for concerts and an underappreciation of management’s ability to take those revenues and deliver them to the cash flow statement. That worked as planned. What we did not see but are very happy to have experienced was a big shake-up in a dual management structure, the movement of some less than shareholder friendly big-wigs off the Board, and the settlement of a large lawsuit in Live Nation’s favor. Good things can happen to cheap stocks.

Also under the heading of good things happen to cheap stocks was Westell Technology. This was a busted company from the 2000 tech crash that we purchased for under the value of its cash. Unfortunately, that was pretty much all they had. We flew to Aurora, Illinois (yes, of Wayne’s World fame) and met with the CEO, who had done a nice job of cleaning up a mess to produce said pile of cash. The critical variable was easily identified—is he also the guy to invest this money intelligently to hit his goal of ‘being like Adtran,’ a former holding of ours with a terrific business model in telecom and technology? Our weighted probability assessment was yes, and after 18 months of watching our nails grow, Westell spent one third of its cash pile on an interesting wireless monitoring company called Kentrox at what seems to be an excellent price. Voila, Westell picked up some new investors who “now” see something.

Both Approach (a little early) and Westell represent examples of how we have made successful investments by taking advantage of the “time arbitrage” available in public markets. At the right price, we are willing to take on people’s inability to answer the question of “when is it going to happen?” We often don’t have the answer either, but a discounted price provides us with a margin of safety and a comfort level to wait.

Before we move forward, a word about something unpleasant—taxes. In running this fund for over a decade, we have had two years where we had what I call material amounts of recognized gains to report and this is one of them. The short story is that good performance creates fairly-to-overvalued stocks that should be sold, and we have run out of losses to offset them. While the final number is uncertain as of this writing, it is highly probable we will have a distribution to shareholders of a combination of short and long-term gains between 5% and 10% of the current value of your holdings. To be clear, performance is what you net AFTER all expenses and taxes and we try hard to tax manage the fund, but sometimes you cannot squeeze water out of the rock.

Going forward, while good things can happen to cheap stocks, its converse is true. It has become much more difficult to find the Westell’s of the world given the stock market’s rebound. You can see it in the disturbing number of air pockets that stocks have hit in the midst of the latest manifestation of the annoying quarterly earnings dance.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

Quarterly earnings are most often suggestive of nothing, but my sense here is that the massive moves relate to the topic of value versus actual fundamentals versus investor expectations. It does not make us feel better about the torrent of insider selling or about seeing very smart private equity firms selling their holdings back to the public in what one termed as a “nearly biblical opportunity.”

Given what we have postulated above, our current choices are several-fold:

1.  Sit on your hands (and cash) until there is really something you want to do. To paraphrase Pascal, many investors’ problems stem from an inability to sit quietly in a room and do nothing. I always like to ask: do you remember the third quarter of 2005? Neither do I, and we will unlikely remember the six weeks in which we held a chunk of cash as we transition to our next idea. To revive an old quote from Berkshire Hathaway’s Charles T. Munger: “Experience tends to confirm a long-held belief that being prepared, on a few occasions in a lifetime, to act promptly in scale, in doing some simple and logical thing, will often dramatically improve the financial results of that lifetime. A few major opportunities, clearly recognizable as such, will usually come to those who continuously search and wait, with a curious mind that loves diagnosis involving multiple variables. And then all that is required is a willingness to bet heavily when the odds are extremely favorable, using resources available as a result of prudence and patience in the past.”

2.  Run concentrated portfolios. We do not need that many great ideas, and if we avoid making terrible mistakes, the math of a concentrated portfolio can enable good results even in a difficult market. This statement of course embeds both a BIG ‘if’ and an acknowledgement that we are not so blinded by the wonderfulness of our process to suggest that we will not be immune to the receding tide of Federal Reserve policy.

While a friend and oppressively successful investor has argued that if you don’t do macro, macro will do you, I continue to retain a successful bias against leaning too hard on one’s ability to read the future. The market looked reasonably priced in June 2007 and grossly overpriced in March 2009 if your methodology simply involved extrapolating the prior 12 months of corporate performance. It is no different now. What continues to worry us most is that we remain in truly uncharted and weird waters as far as global monetary policy. I do attach a non-zero number to the probability that Federal Reserve-created wealth—combined with seemingly global hostility toward business development and wealth creation—is a very disturbing state of affairs that will end badly, a taste of which was recently received upon the utterance of the word “taper.” We find it somewhat stunning that the Federal Reserve is now just waking up to a fact of life with a very, very long history in the economic-political realm—that once one starts spending money for the alleged benefit of others, he/she gets quite attached to the idea and tends to react angrily when the suggestion is made that this should come to an end. Are they SERIOUSLY telling us that they didn’t think through a proper exit plan for Quantitative Easing?

I will finish by reiterating the biggest positive we see: investors are still walking scared. Ignoring the speculative leveraged nonsense that passes for day-to-day market activity, a lot of the big money has missed the rally that began in 2009 and plenty of big name investors are still calling for a calamitous future. This is not 2007 when nary a negative voice was to be heard. We also remain convinced that being an owner of businesses—versus being a lender to governments or businesses—will put us on the right side of the next ten years of investing history. We remain confident in our ability to sift through the volatility and put money to work in combinations of business/value/people that make for good long-term, risk-reward propositions.

Apropos of the shrill nonsense out of Washington which seems to be consuming all available oxygen around the investment business, we pose the question that we lifted from columnist Caroline Baum of Bloomberg: “How much time do you think Steve Jobs devoted to the debt ceiling?”

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

We appreciate your partnership with our efforts.

Best Regards,

Jeffrey Bronchick,
CFA Chief Investment Officer
Shareholder, Cove Street Capital Small Cap Value Fund

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory prospectus and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-866-497-0097 or visiting www.covestreetfunds.com. Read it carefully before investing.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. One cannot invest directly in an index. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services LLC.

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTOR CLASS PERFORMANCE (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

INSTITUTIONAL CLASS PERFORMANCE (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

EXPENSE EXAMPLE - SEPTEMBER 30, 2013 (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 – September 30, 2013).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD
	4/1/13	9/30/13	4/1/13 - 9/30/13 (1)
Investor Class Actual(2)	$1,000.00	$1,129.60	$9.02
Investor Class Hypothetical
(5% annual return before Expenses)	$1,000.00	$1,016.60	$8.54
Institutional Class Actual(2)	$1,000.00	$1,131.00	$7.69
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.85	$7.28

(1)   Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.69% and 1.44% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2) Based on the actual returns for the six-month period ended September 30, 2013 of 12.96% and 13.10% for the Investor Class and Institutional Class, respectively.

THIS PAGE INTENTIONALLY LEFT BLANK

HOLDINGS PRESENTATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

TOP 10 EQUITY HOLDINGS (% net of assets) as of September 30, 2013(1) (2)

Approach Resources	6.1%
SPX	5.4%
Forestar Group	4.9%
White Mountains Insurance Group	4.7%
Global Cash Access Holding	3.9%
Emerald Oi	3.3%
Westell Technologies, Class A	3.1%
Heritage-Crystal Clean	3.0%
CoreLogic	2.8%
AZZ	2.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

COMMON STOCKS - 94.0%

	Shares	Value

CONSUMER DISCRETIONARY - 19.3%
Cherokee	101,200	$1,316,612
Harman International Industries	16,100	1,066,303
HSN	22,000	1,179,640
Live Nation Entertainment *	67,050	1,243,778
Orient-Express Hotels, Class A *	102,800	1,334,344
R.G. Barry	68,706	1,299,230
Remy International	60,000	1,214,400
Washington Post, Class B	2,228	1,362,088
		10,016,395

ENERGY - 14.2%
Apco Oil & Gas International *	66,060	942,015
Approach Resources *	120,000	3,153,600
Carbon Natural Gas * (a)	550,000	426,250
Crosstex Energy	54,193	1,132,092
Emerald Oil *	238,015	1,711,328
		7,365,285

FINANCIAL SERVICES - 24.2%
CoreLogic *	53,900	1,457,995
Fair Isaac	21,900	1,210,632
Forestar Group *	117,123	2,521,658
Global Cash Access Holdings *	257,600	2,011,856
Hallmark Financial Services *	141,546	1,255,513
Signature Group Holdings *	400,240	480,288
Symetra Financial	66,500	1,185,030
White Mountains Insurance Group	4,300	2,440,766
		12,563,738

HEALTH CARE - 2.5%
Teleflex	16,000	1,316,480

MATERIALS + PROCESSING - 2.3%
Greif, Class B	16,000	1,167,506

PRODUCER DURABLES - 16.2%
Avid Technology	33,400	1,398,124
GP Strategies *	49,600	1,300,512
GrafTech International *	163,200	1,379,040
Heritage-Crystal Clean *	85,788	1,545,900
SPX	32,800	2,776,192
		8,399,768

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

COMMON STOCKS - 94.0% (continued)

	Shares	Value
TECHNOLOGY - 15.3%
Avid Technology *	225,100	$1,350,600
GSI Group *	134,100	1,279,314
NeuStar, Class A *	20,500	1,014,340
PMC-Sierra *	193,600	1,281,632
VeriFone Systems *	60,150	1,375,029
Westell Technologies, Class A *	484,700	1,623,745
		7,924,660
Total Common Stocks
(Cost $38,942,948)		48,753,832

SHORT-TERM INVESTMENT - 8.0%
Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $4,170,646)	4,170,646	4,170,646

TOTAL INVESTMENTS - 102.0%
Total Investments - 102.0%
(Cost $43,113,594)		52,924,478
Other Assets and Liabilities, Net - (2.0%)		(1,047,167)
Total Net Assets - 100.0%		$51,877,311

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See notes 2 and 3 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the rate in effect as of September 30, 2013.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

ASSETS:
Investments, at value
(cost $43,113,594)	$52,924,478
Receivable for capital shares sold	9,562
Dividends and interest receivable	28,237
Prepaid expenses	15,422
Total assets	52,977,699

LIABILITIES:
Payable for investment securities purchased	886,968
Payable for capital shares redeemed	99,881
Payable to investment adviser	39,192
Payable for fund administration & accounting fees	15,205
Payable for compliance fees	1,998
Payable for custody fees	1,100
Payable for transfer agent fees & expenses	11,203
Payable to trustees	3,100
Accrued distribution fees	17,567
Accrued expenses	24,174
Total liabilities	1,100,388
NET ASSETS	$51,877,311

NET ASSETS CONSIST OF:
Paid-in capital	$38,050,195
Accumulated net realized gain on investments	4,016,232
Net unrealized appreciation on investments	9,810,884
Net Assets	$51,877,311

	Investor Class	Institutional Class
Net Assets	$30,230,105	$21,647,206
Shares issued and outstanding(1)	848,238	592,535
Net asset value, redemption price and offering price per share(2)	$35.64	$36.53

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
See Notes to the Financial Statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

INVESTMENT INCOME:
Dividend income	$309,531
Interest income	387
Total investment income	309,918

EXPENSES:
Investment adviser fees (See Note 4)	319,330
Fund administration & accounting fees (See Note 4)	92,940
Transfer agent fees (See Note 4)	63,279
Federal & state registration fees	45,736
Audit fees	15,496
Compliance fees (See Note 4)	12,002
Legal fees	11,372
Trustee fees (See Note 4)	10,291
Postage & printing fees	8,457
Other	6,452
Custody fees (See Note 4)	6,106
Distribution fees: Investor Class	56,373
Total expenses before reimbursement	647,834
Less: Reimbursement from investment adviser (See Note 4)	(50,479)
Net expenses	597,355

NET INVESTMENT LOSS	(287,437)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,559,560
Net change in unrealized appreciation on investments	4,072,422

Net realized and unrealized gain on investments	9,631,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,344,545

See Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

OPERATIONS:
Net investment loss	$(287,437)	$(132,400)
Net realized gain on investments	5,559,560	4,072,422
Net change in unrealized appreciation on investments	3,085,924	5,265,426
Net increase in net assets resulting from operations	9,344,545	8,218,950

CAPITAL SHARE TRANSACTIONS:
Investor Class: (1)
Proceeds from shares sold	8,642,691	1,515,972
Cost of shares issued in exchange for Class N	–	4,803,052
Proceeds from reinvestment of distributions	–	–
Payments for shares redeemed	(2,875,295)	(5,699,088)
Redemption fee	383	–
Increase in net assets from Investor Class transactions	5,767,779	619,936
Institutional Class:
Proceeds from shares sold	17,161,387	5,638,814
Proceeds from reinvestment of distributions	–	–
Payments for shares redeemed	(6,494,144)	(1,010,401)
Increase in net assets from Institutional Class transactions	10,667,243	4,628,413
Class N: (Note 1)
Proceeds from shares sold	–	–
Proceeds from reinvestment of distributions	–	–
Cost of shares exchanged for Investor Class shares	–	(4,803,052)
Payments for shares redeemed	–	(350,266)
Decrease in net assets from Class N transactions	–	(5,153,318)
Net increase in net assets resulting from capital share transactions	16,435,022	95,031

DISTRIBUTIONS TO SHAREHOLDERS (from net investment income):
Investor Class: (1)
Institutional Class:	–	–
Class N:	–	–
Total distributions to shareholders	–	–

TOTAL INCREASE IN NET ASSETS	25,779,567	8,313,981

NET ASSETS:
Beginning of period	26,097,744	17,783,763
End of year, including accumulated net investment loss of $0 and $(108,617), respectively	$51,877,311	$26,097,744

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

INVESTOR CLASS(1)

	Year Ended September 30,
	2013	2012	2011		2010	2009
PER SHARE DATA:

Net asset value, beginning of period	$27.90	$18.79	$20.37		$18.15	$16.15

Investment operations:
Net investment income (loss)	(0.20)	(0.16)	(0.05	)(2)	0.04 (2)	0.01 (2)
Net realized and unrealized gain (loss)
on investments	7.94	9.27	(1.43)		2.20	2.31
Total from investment operations	7.74	9.11	(1.48)		2.24	2.32

Less distributions:
Dividends from net investment income	–	–	(0.10)		(0.02)	(0.32)
Dividends from net capital gains	–	–	–		–	–
Total distributions	–	–	(0.10)		(0.02)	(0.32)

Paid-in capital from redemption fees	– (3)	–	–		–	–

Net asset value, end of period	$35.64	$27.90	$18.79		$20.37	$18.15

TOTAL RETURN	27.74%	48.48%	(7.35)%		12.33%	15.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$30.2	$18.9	$12.1		$16.5	$16.8

Ratio of expenses to average net assets:
Before expense reimbursement	1.85%	2.09%	1.60%		1.73%	1.55%
After expense reimbursement	1.69%	1.59%	1.20%		1.33%	0.97%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement	(0.87)%	(0.60)%	(0.25)%		0.23%	0.08%

Portfolio turnover rate	72%	67%	50%		48%	62%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Amount per share is less than $0.01.
See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

INSTITUTIONAL CLASS

	Year Ended September 30,
	2013	2012	2011		2010	2009
PER SHARE DATA:

Net asset value, beginning of period	$28.53	$19.18	$20.77		$18.46	$16.42

Investment operations:
Net investment income (loss)	(0.12)	(0.07)	(0.05	)(1)	0.08 (1)	(0.02	)(1)
Net realized and unrealized gain (loss)
on investments	8.12	9.42	(1.47)		2.23	2.35
Total from investment operations	8.00	9.35	(1.52)		2.31	2.33

Less distributions:
Dividends from net investment income	–	–	(0.07)		–	(0.29)
Dividends from net capital gains	–	–			–	–
Total distributions	–	–	(0.07)		–	(0.29)

Paid-in capital from redemption fees	–	–	–		–	–

Net asset value, end of period	$36.53	$28.53	$19.18		$20.77	$18.46

TOTAL RETURN	28.04%	48.75%	(7.38)%		12.51%	15.20%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$21.6	$7.2	$1.7		$3.3	$2.3

Ratio of expenses to average net assets:
Before expense reimbursement	1.54%	1.87%	1.20%		1.21%	1.20%
After expense reimbursement	1.44%	1.40%	1.19%		1.20%	1.19%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement	(0.62)%	(0.56)%	(0.23)%		0.40%	(0.13)%

Portfolio turnover rate	72%	67%	50%		48%	62%

(1)	Per share amounts are calculated using the average shares outstanding method.
See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”), formerly known as CSC Small Cap Value Fund, is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

The Fund, a newly created series of the Trust, acquired all of the assets and liabilities of the CNI Charter CSC Small Cap Value Fund (CNI Fund) in a tax-free reorganization effective January 23, 2012, pursuant to a plan of reorganization approved by shareholders on January 19, 2012. In connection with this reorganization, Class N and Class R shares were exchanged for Investor Class shares on a pro-rata basis and Institutional Class shares were exchanged for identically named Institutional Class shares of the new Fund. On the date of the reorganization, the final net asset value of each class of the predecessor fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor fund for periods prior to the date. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as the date of transfer. The net assets, fair value of investments, and net unrealized appreciation of the Fund at the time of transfer were $21,451,696; $21,482,104; and $5,012,706; respectively. At the date of reorganization, there were a total of 199,584; 603,103; and 85,924 shares outstanding for Class N, Class R, and the Institutional Class, respectively. Lastly, a tax capital loss carryforward of $4,233,198 was also transferred to the new Fund as the date of reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision in required. As of and during the year ended September 30, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and for the year ended September 30, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2010 through 2013.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2013, the Fund decreased accumulated net realized gain by $396,054 and increased accumulated undistributed net investment income by $396,054.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At September 30, 2013, the Fund had investments in illiquid securities with a total value of $426,250 or 0.8% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/12	$195,250

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock	$48,327,582	$426,250	$—	$48,753,832
Short-Term Investment	4,170,646	—	—	4,170,646
Total Investments in Securities	$52,498,228	$426,250	$—	$52,924,478

Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2014. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2015	$86,601
9/30/2016	$50,479

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended September 30, 2013 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended September 30, 2013, the Investor Class incurred expenses of $56,373 pursuant to the Plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Year Ended	For the Year Ended
TRANSACTIONS IN SHARES:	September 30, 2013	September 30, 2012
Investor Class: (1)
Shares sold	264,058	61,338
Shares issued to holders in reinvestment of dividends	–	–
Shares issued in exchange for Class N shares	–	199,297
Shares redeemed	(92,917)	(226,220)
Increase in Investor Class shares outstanding	171,141	34,415
Institutional Class:
Shares sold	559,823	203,858
Shares issued to holders in reinvestment of dividends	–	–
Shares redeemed	(219,921)	(37,797)
Increase in Institutional Class shares outstanding	339,902	166,061
Class N:
Shares sold	–	–
Shares issued to holders in reinvestment of dividends	–	–
Shares redeemed in exchange for Class N shares	–	(199,584)
Shares redeemed	–	(16,059)
Decrease in Class N shares outsanding		(215,643)
Net increase in shares outstanding	511,043	(15,167)

(1)  Prior to January 23, 2012, Investor Class shares were known as Class R shares.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2013

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2013, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$39,871,155	$24,401,682

8. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2013, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$10,127,604	$(369,986)	$9,757,618	$43,166,860

The difference between book-basis and tax-basis unrealized appreciation is attributable primary to the deferral of wash sale losses.

At September 30, 2013, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	Losses	Appreciation	Earnings
$460,317	$3,609,181	$—	$9,757,618	$13,827,116

As of September 30, 2013, the Fund had no capital loss carryforwards. During the year ended September 30, 2013, the Fund utilized $1,147,274 in capital loss carryforwards.

There were no distributions paid during the years ended September 30, 2013 and September 30, 2012.

9. SUBSEQUENT EVENTS

On November 14, 2013, the Fund paid a short-term capital gain distribution to the Institutional Class in the amount of $195,347.98, or $0.32785 per share, and the Investor Class in the amount of $279,570.02, or $0.32785 per share.

On November 14, 2013, the Fund paid a long-term capital gain distribution to the Institutional Class in the amount of $1,484,567.20, or $2.49153 per share, and the Investor Class in the amount of $2,124,621.26, or $2.49153 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

THIS PAGE INTENTIONALLY LEFT BLANK

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

To the Shareholders and Board of Trustees of
Cove Street Capital Small Cap Value Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended on or prior to September 30, 2011, were audited by other auditors whose report dated November 23, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cove Street Capital Small Cap Value Fund as of September 30, 2013, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 26, 2013

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

INDEPENDENT TRUSTEES

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS HELD
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	BY TRUSTEE
ADDRESS,	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

Roel C. Campos, Esq.	Trustee	Indefinite Term;	19	Partner, Locke Lord LLP (a law	Director, WellCare
615 E. Michigan St.		Since April 2011		firm) (2011-present); Partner,	Health Plans, Inc.
Milwaukee, WI 53202				Cooley LLP (a law firm)	(2013-Present); Director,
Age: 64				(2007-2011); Commissioner,	Regional Management
				U.S. Securities and Exchange	Corp. (2012-Present).
Commission (2002-2007).
David A. Massart	Trustee	Indefinite Term;	19	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Since April 2011		Investment Strategist,	ETF Series Solutions (1
Milwaukee, WI 53202				Next Generation Wealth	Portfolio) (2012-Present).
Age: 46				Management, Inc.
(2005-present).

Leonard M. Rush, CPA	Trustee	Indefinite Term;	19	Chief Financial Officer, Robert	Anchor Bancorp
615 E. Michigan St.		Since April 2011		W. Baird & Co. Incorporated,	Wisconsin, Inc.
Milwaukee, WI 53202				(2000-2011).	(2011-present);
Age: 67					Independent Trustee,
ETF Series Solutions (1
Portfolio) (2012-Present).

David M. Swanson	Trustee	Indefinite Term;	19	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Since April 2011		Principal, SwanDog Strategic	Financial Investors
Milwaukee, WI 53202				Marketing, LLC (2006-present);	Variable Insurance
Age: 56				Executive Vice President,	Trust (5 Portfolios)
				Calamos Investments (2004	2006-Present)
2006).

INTERESTED TRUSTEES

Robert J. Kern*	Chairman	Indefinite Term;	19	Executive Vice President, U.S.	None
615 E. Michigan St.	and Trustee	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(1994-present).
Age: 54

* Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS HELD
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	BY TRUSTEE
ADDRESS,	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

James R. Arnold	President and	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Principal	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Executive			(2002-present).
Age: 56	Officer

Deborah Ward	Vice President and	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer; Anti-Money			(2004-present).
Age: 46	Laundering Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	Principal	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Financial Officer			(2005-present).
Age: 40

Angela L. Pingel, Esq.	Secretary	Indefinite Term;	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Since January		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		2011		LLC (2011-present); Vice
Age: 42				President and Securities
Counsel, Marshall & Ilsley Trust
Company N.A. (2007-2010);
Assistant Vice President and
Counsel, U.S. Bancorp Fund
Services, LLC (2004-2007).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Compliance Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Since September		Bancorp Fund Services, LLC
Milwaukee, WI 53202		2012		(2005-present)
Age: 40

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866 497-0097. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2013 was 0% for the Fund.

PRIVACY NOTICE

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2013

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Cove Street Capital, LLC
2321 Rosecrans Avenue, Suite 3275
El Segundo, CA  90245

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2013 and September 30, 2012, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title                       /s/James R. Arnold
James R. Arnold, President

Date     December 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date     December 4, 2013

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 4, 2013

* Print the name and title of each signing officer under his or her signature.